Exhibit 99.1

Orchard Therapeutics Appoints Company Founder and Gene Therapy Pioneer Bobby Gaspar, M.D., Ph.D., as New Chief Executive Officer

March 18, 2020

— Mark Rothera steps down as President and CEO —

— Frank Thomas takes on additional responsibilities as President and Chief Operating Officer —

BOSTON and LONDON, March 18, 2020 (GLOBE NEWSWIRE) -- Orchard Therapeutics (Nasdaq: ORTX), a global gene therapy leader, today announced that company founder and gene therapy pioneer Bobby Gaspar, M.D., Ph.D., has been named chief executive officer, effective immediately. Dr. Gaspar, previously president of research, chief scientific officer, and a member of the Orchard board of directors, succeeds Mark Rothera, who has served as the company’s chief executive officer since 2017. As part of this transition process, Frank Thomas, Orchard’s chief operating officer and chief financial officer, will take on the role of president.

“As a world-renowned scientist and physician, and accomplished strategic and organizational leader with more than 25 years of experience in medicine and biotechnology, Bobby Gaspar is uniquely qualified to lead Orchard into the future,” said Jim Geraghty, chairman of the Orchard board of directors. “In addition, Frank Thomas’ proven track record of success in leading operations, corporate finance and commercialization at a number of publicly traded life sciences companies will continue to be invaluable in his expanded role. On behalf of the entire Board of Directors, I’d like to personally thank Mark for his many contributions to building Orchard into a leading gene therapy company over the last three years and wish him all the best in his future endeavors.”

One of the company’s principal scientific founders, Dr. Gaspar has served on Orchard’s board of directors and has driven its research, development and regulatory strategy since its inception. Over the course of his long career he has been a leading force in the development of hematopoietic stem cell (HSC) gene therapy – bringing it from some of the first studies in patients to potential regulatory approvals. Dr. Gaspar’s unparalleled expertise, in addition to his deep relationships with key physicians and treatment centers around the world, will continue to be integral to efforts to identify and treat patients with metachromatic leukodystrophy (MLD) and other diseases through targeted disease education, early diagnosis and comprehensive newborn screening.

Dr. Gaspar commented: “I am honored to become Orchard’s next CEO at a time of such opportunity for the company and for patients with severe genetic disorders. Through the consistent execution of our strategy, our talented team has advanced a leading portfolio of gene therapy candidates, expanding our R&D, manufacturing and commercial capabilities. We will now focus on driving continued innovation and growth, as well as strong commercial preparation and execution. I look forward to providing greater detail around our commercialization plan, pipeline prioritization and how we can realize the full potential of our HSC gene therapy platform, in the coming quarter.”

Mr. Thomas commented: “I’m excited to be part of this next phase of Orchard’s evolution as a gene therapy leader as we look to refine our strategic priorities, ensure financial strength through improved operating efficiencies and prepare for a new cycle of growth, which includes our anticipated upcoming launch of OTL-200 in Europe. I’m confident we will achieve long-term growth and value for our shareholders while turning groundbreaking innovation into potentially transformative therapies for patients suffering from devastating, often-fatal inherited diseases.”

Mr. Rothera commented: “It has been a great privilege to lead Orchard and this outstanding management team for the past three years. Orchard is poised to make a huge difference to the lives of patients worldwide living with devastating rare genetic conditions. Having worked closely with Bobby for the last several years, I know that he is tremendously talented, extremely passionate about the patient-centric mission, and fully prepared to lead Orchard as it enters its next phase as a company.”

About Orchard

Orchard Therapeutics is a global gene therapy leader dedicated to transforming the lives of people affected by rare diseases through innovative, potentially curative gene therapies. Our ex vivo autologous gene therapy approach harnesses the power of genetically-modified blood stem cells and seeks to permanently correct the underlying cause of disease in a single administration. The company has one of the deepest gene therapy pipelines in the industry and is advancing seven clinical-stage programs across multiple therapeutic areas where the disease burden on children, families and caregivers is immense and current treatment options are limited or do not exist, including inherited neurometabolic disorders, primary immune deficiencies and blood disorders.

Orchard has its global headquarters in London and U.S. headquarters in Boston. For more information, please visit www.orchard-tx.com, and follow us on Twitter and LinkedIn.

Availability of Other Information About Orchard

Investors and others should note that Orchard communicates with its investors and the public using the company website (www.orchard-tx.com), the investor relations website (ir.orchard-tx.com), and on social media (twitter.com/orchard_tx and www.linkedin.com/company/orchard-therapeutics), including but not limited to investor presentations and investor fact sheets, U.S. Securities and Exchange Commission filings, press releases, public conference calls and webcasts. The information that Orchard posts on these channels and websites could be deemed to be material information. As a result, Orchard encourages investors, the media, and others interested in Orchard to review the information that is posted on these channels, including the investor relations website, on a regular basis. This list of channels may be updated from time to time on Orchard’s investor relations website and may include additional social media channels. The contents of Orchard’s website or these channels, or any other website that may be accessed from its website or these channels, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.

Forward-Looking Statements

This press release contains certain forward-looking statements about Orchard’s strategy, future plans and prospects, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include express or implied statements relating to, among other things, the company’s business strategy and goals, and the therapeutic potential of Orchard’s product candidates, including the product candidate or candidates referred to in this release. These statements are neither promises nor guarantees and are subject to a variety of risks and uncertainties, many of which are beyond Orchard’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, without limitation: the impact of the COVID-19 virus on Orchard’s clinical and commercial programs, the risk that any one or more of Orchard’s product candidates, including the product candidate or candidates referred to in this release, will not be approved, successfully developed or commercialized, the risk of cessation or delay of any of Orchard’s ongoing or planned clinical trials, the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical studies or clinical trials will not be replicated or will not continue in ongoing or future studies or trials involving Orchard’s product candidates, the delay of any of Orchard’s regulatory submissions, the failure to obtain marketing approval from the applicable regulatory authorities for any of Orchard’s product candidates, the receipt of restricted marketing approvals, and the risk of delays in Orchard’s ability to commercialize its product candidates, if approved. Given these uncertainties, the reader is advised not to place any undue reliance on such forward-looking statements.

Other risks and uncertainties faced by Orchard include those identified under the heading “Risk Factors” in Orchard’s annual report on Form 10-K for the year ended December 31, 2019, as filed with the U.S. Securities and Exchange Commission (SEC) on February 27, 2020, as well as subsequent filings and reports filed with the SEC. The forward-looking statements contained in this press release reflect Orchard’s views as of the date hereof, and Orchard does not assume and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Contacts

Investors

Renee T. Leck

Director, Investor Relations

+1 862-242-0764

Renee.Leck@orchard-tx.com

Media

Christine C. Harrison

VP, Public Affairs & Stakeholder Engagement

+1 202-415-0137

media@orchard-tx.com

Source: Orchard Therapeutics (Europe) Limited